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                                                                     EXHIBIT 4.4

                              CERTIFICATE OF TRUST
                                       OF
                              PXRE CAPITAL TRUST I

         The undersigned, being all of the Administrators and the sole Delaware Trustee of PXRE Capital Trust I, desiring to form a business trust pursuant to the Delaware Business Trust Act, 12 Del. C. `SS'`SS' 3810, et seq., hereby certify as follows:

         (a) The name of the business trust being formed hereby (the "Trust") is PXRE Capital Trust I

         (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows:

                  First Union Bank of Delaware
                  One Rodney Square, 1st Floor
                  920 King Street
                  Wilmington, Delaware 19801

         (c) This Certificate of Trust shall be effective as of the date of filing, and may be executed in counterparts.

         IN WITNESS WHEREOF, the undersigned have caused this Certificate of Trust to be executed this 21st day of January, 1997.

                                    FIRST UNION BANK OF DELAWARE,
                                      not in its individual capacity,
                                      but solely as Delaware Trustee

                                    By: /s/ Stephen J. Kaba
                                        ________________________________________
                                        Name:  Stephen J. Kaba
                                        Title: Vice President


                                        /s/ Gerald L. Radke
                                        ________________________________________
                                        Gerald L. Radke, not in his individual
                                        capacity, but solely as Administrator


                                        /s/ Sanford M. Kimmel
                                        ________________________________________
                                        Sanford M. Kimmel, not in his individual
                                        capacity, but solely as Administrator


                                        /s/ Joan L. Cadd
                                        ________________________________________
                                        Joan L. Cadd, not in her individual
                                        capacity, but solely as Administrator



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